Exhibit 10.2

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT, dated as of October 6, 2006, among INSIGHT MIDWEST, L.P., a Delaware limited partnership (the “Parent”), INSIGHT MIDWEST HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), each of the subsidiaries of the Borrower listed on Schedule I hereto (each such subsidiary, individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”; the Parent and the Subsidiary Guarantors are sometimes referred to collectively herein as the “Guarantors”), and THE BANK OF NEW YORK, as administrative agent under the Credit Agreement referred to in the next paragraph acting on behalf of the Secured Parties (as defined in such Credit Agreement).

Reference is made to the Credit Agreement, dated as of October 6, 2006, among the Borrower, the Lenders party thereto, J.P. Morgan Securities Inc. and Bank of America, N.A., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., General Electric Capital Corporation, Wachovia Bank National, Association, and The Royal Bank of Scotland PLC, as Co-Documentation Agents, The Bank of New York, as Administrative Agent and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Runners (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not defined herein, and the term “subsidiary”, shall have the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to, and the Issuing Bank has agreed to issue Letters of Credit for the account of, the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.  The Borrower is a wholly-owned subsidiary of the Parent, and each of the Subsidiary Guarantors is a direct or indirect subsidiary of the Parent.  Each Guarantor acknowledges that it will derive substantial benefit from the making of the Loans and the issuance of the Letters of Credit.

Accordingly, the parties hereto agree as follows:

Section 1.                                            Guarantee; Fraudulent Transfer, etc.; Contribution

(a)                                  Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the Obligations.  Each Guarantor further agrees, to the fullest extent permitted by applicable law, that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

(b)                                 Anything in this Guarantee Agreement to the contrary notwithstanding, (i) the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Subsidiary Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer, obligation or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (A) in respect of intercompany debt owed or owing to the Parent or Affiliates of the Parent to the extent that such debt would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder and (B) under any Guarantee of senior unsecured debt or Indebtedness subordinated in right of payment to the Obligations, which Guarantee contains a limitation as to maximum amount similar to that set forth in this clause (i), pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (I) applicable law or (II) any agreement providing for an equitable allocation among such Subsidiary Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the agreements in paragraph (c) of this Section) and (ii) the Parent expressly waives, to the fullest extent permitted by applicable law, any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim that it may now or hereafter have against the Borrower, any other Loan Party, any other guarantor or any other Person directly or contingently liable for the Obligations, or against or with respect to the property of the Borrower, such other Loan Party, such other guarantor or such other Person, arising from the existence or performance hereof.

(c)                                  Each Subsidiary Guarantor (a “Contributing Subsidiary Guarantor”) agrees (subject to this paragraph) that, in the event a payment shall be made by any other Subsidiary Guarantor hereunder or assets of any other Subsidiary Guarantor shall be sold pursuant to any Loan Document to satisfy a claim of any Secured Party and such other Subsidiary Guarantor (the “Claiming Subsidiary Guarantor”) shall not have been fully indemnified by the Borrower as provided in this paragraph, the Contributing Subsidiary Guarantor shall indemnify the Claiming Subsidiary Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Subsidiary Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 20, the date of the Supplement hereto executed and delivered by such Subsidiary Guarantor).  Any Contributing Subsidiary Guarantor making any payment to a Claiming Subsidiary Guarantor pursuant to this paragraph shall be subrogated to the rights of such Claiming Subsidiary Guarantor under this paragraph to the extent of such payment.  Notwithstanding any provision of this paragraph to the contrary, all rights of the Subsidiary Guarantors under this paragraph and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the final payment in full of the Obligations.  No failure on the part of the Borrower or any Subsidiary Guarantor to make the payments required by this paragraph (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Subsidiary Guarantor with respect to its obligations under this paragraph, and each Subsidiary Guarantor shall remain liable for the full amount of the obligations of such Subsidiary Guarantor under this paragraph.

Section 2.                                            Obligations Not Waived

To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from, and protest to any Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.  To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement or any other Loan Document, or otherwise or (ii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any other Secured Party.

Section 3.                                            Security

Each Guarantor authorizes the Administrative Agent and each other Secured Party to (i) take and hold security for the payment of the obligations under this Guarantee Agreement pursuant to the Security Agreement and exchange, enforce, waive and release any such security, (ii) apply such security and direct the order or manner of sale thereof in accordance with the Loan Documents and (iii) release or substitute any one or more endorsees, other Guarantors or other obligors.

Section 4.                                            Guarantee of Payment

Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives, to the fullest extent permitted by applicable law, any right to require that any resort be had by the Administrative Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other person.

Section 5.                                            No Discharge or Diminishment of Guarantee

To the fullest extent permitted by applicable law and except as otherwise provided in Section 11, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the final payment in full of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the final payment in full of all the Obligations).

Section 6.                                            Defenses of Borrower Waived

To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the final payment in full of the Obligations.  The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any Guarantor or exercise any other right or remedy available to them against the Borrower or any Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and finally paid in full.  Pursuant to applicable law, each Guarantor waives, to the fullest extent permitted by applicable law, any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor, as applicable, or any security.

Section 7.                                            Agreement to Pay

In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations.  Upon payment by any Guarantor of any sums to the Administrative Agent or any Secured Party as provided above, all rights of such Guarantor against the applicable Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise as a result of such payment shall in all respects be subordinate and junior in right of payment to the prior final payment in full of the Obligations.  If any amount shall erroneously be paid to any Guarantor or on account of such subrogation, contribution, reimbursement, indemnity or similar right in violation of this Agreement, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

Section 8.                                            Information

Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

Section 9.                                            Representations and Warranties

(a)                                  Each of the Subsidiary Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct in all material respects (except (i) to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

(b)                                 The Parent represents and warrants as follows:

(i)                                     The Parent is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate or other organizational power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required by applicable law.

(ii)                                  The Transactions to be entered into by the Parent are within the corporate, partnership or other analogous powers of the Parent to the extent it is a party thereto and have been duly authorized by all necessary corporate, partnership or other analogous and, if required, equity holder action.  Each Loan Document has been duly executed and delivered by the Parent to the extent it is a party thereto and constitutes a legal, valid and binding obligation thereof, enforceable against the Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing.

(iii)                               The Transactions to be entered into by Parent (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (a) such as have been or prior to or concurrently with the consummation of the Transactions will be obtained or made and are or prior to or concurrently with the consummation of the Transactions will be in full force and effect (except such consents, approvals, registrations or filings which will be required at the time, if any, of the exercise of remedies under the Loan Documents by the Administrative Agent and the Lenders), (b) notices, if any, required to be filed with the FCC or any applicable PUC after the consummation of the Transactions and (c) consents, approvals, registrations, filings or actions which the failure to obtain or make would not reasonably be expected to result in a Material Adverse Effect, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent or any order of any Governmental Authority (subject to compliance with any applicable law or regulation which, upon the exercise of remedies hereunder by the Administrative Agent and the Lenders, requires filing with or approval of a Governmental Authority), except in the case of any such applicable law or regulation, for such violations that would not reasonably be expected to result in a Material Adverse Effect, (C) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Parent or its assets, or give rise to a right thereunder to require any payment to be made by the Parent, or result in a default under either the 9¾% Senior Note Indenture or the 10½% Senior Note Indenture, except for such violations and defaults that would not reasonably be expected to result in a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien on any asset of the Parent (other than Liens permitted by Section 7.2 of the Credit Agreement).

(iv)                              The Parent has good title to, or valid leasehold interests in, all its real and tangible personal property, except as would not reasonably be expected to have a Material Adverse Effect.

(v)                                 The Parent owns, or is entitled to use, all United States trademarks, trade names, copyrights, patents and trade secrets material to its business, and the use thereof by the Parent does not infringe upon the rights of any other Person, except for any such failure to own or be entitled to use or infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(vi)                              There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Parent, threatened against or affecting the Parent (A) that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (B) that relate to the execution, delivery, validity or enforceability of any Loan Document or the performance of any of the Transactions by any of the parties thereto.

(vii)                           Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, the Parent (A) has not failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has not become subject to any Environmental Liability, (C) has not received written notice of any claim with respect to any Environmental Liability or (D) does not know of any basis for any Environmental Liability

(viii)                        The Parent is in compliance with all laws, regulations (including the Communications Act and State Law) and orders of any Governmental Authority (including the FCC and State PUCs) applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.  No Default has occurred and is continuing.

(ix)                                The Parent is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

(x)                                   The Parent has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (A) Taxes that are being contested in good faith by appropriate proceedings and for which the Parent has set aside on its books adequate reserves to the extent required by GAAP or (B) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

(xi)                                No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect.  The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

(xii)                             As of the Closing Date, the Parent has disclosed to the Credit Parties all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.  None of the reports, financial statements, certificates or other information (other than the projections, budgets or other estimates, or information of a general economic or industry nature concerning any Holding Company, Parent, the Borrower, or any Subsidiary) furnished by or on behalf of the Parent to any Credit Party in connection with the negotiation of the Loan Documents or delivered thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading, provided that, with respect to projected financial information, the Parent represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time they were made, it being understood that projections by their nature are uncertain and no assurance is being given that the results reflected in such projected financial information will be achieved.

(xiii)                          Except for the Disclosed Matters and except as would not be reasonably likely to result in a Material Adverse Effect, (A) there are no strikes, lockouts or slowdowns against the Parent pending or, to the knowledge of the Parent, threatened, (B) the hours worked by and payments made to employees of the Parent have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except where any such violations, individually and in the aggregate, would not be reasonably likely to result in a Material Adverse Effect, (C) all material payments due from the Parent, or for which any claim may be made against the Parent, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Parent and (D) the consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Parent is bound.

(xiv)                         Immediately after the consummation of each Transaction on the Closing Date (assuming the Redemption has occurred on the Closing Date), (A) the fair value of the assets of the Parent, taken as a whole, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise, (B) the present fair salable value of the property of the Parent taken as a whole, will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (C) the Parent will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (D) the Parent will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following such date.

(xv)                            The Parent is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

Section 10.                                      Covenants of the Parent

The Parent (a) owns directly, beneficially and of record, 100% of the issued and outstanding equity securities of the Borrower, provided, however, that the Parent may transfer such securities in a transaction permitted under the Credit Agreement, (b) will not create, incur, assume or permit to exist any consensual Lien on such equity securities other than Liens created under the Loan Documents or permitted by Section 7.2(h) of the Credit Agreement and (c) will not amend, modify or waive any of its rights under the Partnership Agreement, other than amendments, modifications or waivers that would not reasonably be expected to adversely affect the Credit Parties in any material respect; provided, however, that the provisions of this Section 10(c) shall not apply to any amendment, modification or waiver of any provision of the Partnership Agreement in connection with or in contemplation of the Exit Event permitted by Section 7.14 of the Credit Agreement.  The Parent shall deliver or cause to be delivered to the Administrative Agent for further delivery to each Lender a copy of an amendment, modification or waiver referred to in clause (c) above promptly after the execution and delivery thereof.

Section 11.                                      Termination

The guarantees made hereunder (a) shall terminate, all without delivery of any instrument or performance of any act by any party upon the earliest to occur of (i) with respect to each Guarantor, when all the Obligations have been finally paid in full and the Issuing Bank and the Lenders have no further commitment to lend or otherwise extend credit under the Credit Agreement, (ii) with respect to any Guarantor, when all the Equity Interests of such Guarantor shall be sold, transferred or otherwise disposed of (to a Person other than the Borrower or another Guarantor) in a transaction permitted by the Credit Agreement and (iii) with respect to a Subsidiary Guarantor, when such Subsidiary Guarantor shall be designated an “Immaterial Subsidiary” in accordance with the Credit Agreement and (b)shall, in the case of clause (i) continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.  At the request and sole expense of the Borrower or any Guarantor, following any termination pursuant to this Section 11 the Administrative Agent shall execute and deliver to the Borrower or such Guarantor all releases or other documents reasonably necessary or desirable to evidence such termination.

Section 12.                                      Binding Effect; Several Agreement; Assignments

Whenever in this Guarantee Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor that are contained in this Guarantee Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns.  This Guarantee Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly contemplated by this Guarantee Agreement or the other Loan Documents.  If any of the equity interests in any Subsidiary Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Loan Documents and, immediately after giving effect thereto, such Subsidiary Guarantor shall no longer be a Subsidiary, then the obligations of such Subsidiary Guarantor under this Guarantee Agreement shall be automatically released.  This Guarantee Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

Section 13.                                      Waivers; Amendment

(a)                                  No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Guarantee Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Guarantee Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Administrative Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

Section 14.                                      GOVERNING LAW; WAIVER OF JURY TRIAL

THIS GUARANTEE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 15.                                      Notices

All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement.  All communications and notices hereunder to a Guarantor shall be given to it at its address set forth on Schedule I hereto, with a copy to the Borrower.

Section 16.                                      Survival of Agreement; Severability

(a)                                  All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guarantee Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the execution and delivery of any Loan Document, and the making of any Loans and the issuance of any Letter of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Guarantee Agreement shall terminate.

(b)                                 In the event any one or more of the provisions contained in this Guarantee Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

Section 17.                                      Counterparts

This Guarantee Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract (subject to Section 12), and shall become effective as provided in Section 12.  Delivery of an executed counterpart of this Guarantee Agreement by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be as effective as delivery of a manually executed counterpart of this Guarantee Agreement.

Section 18.                                      Rules of Interpretation

The rules of interpretation specified in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall be applicable to this Guarantee Agreement.

Section 19.                                      Submission to Jurisdiction; Consent to Service of Process

(a)                                  Each party to this Guarantee Agreement hereby irrevocably and unconditionally submits, for itself and its property, in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment, in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof.

(b)                                 Each party to this Guarantee Agreement consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

(c)                                  Each party to this Guarantee Agreement agrees to service of process in the manner provided for in Section 10.10(c) of the Credit Agreement.  Nothing in this Guarantee Agreement will affect the right of any party to this Guarantee Agreement to serve process in any other manner permitted by law.

(d)                                 Each party to this Guarantee Agreement agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

(e)                                  Each party to this Guarantee Agreement waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 20.                                      Additional Guarantors

Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary or Holding Company (as defined in the Credit Agreement) of an instrument in substantially the form of Annex I (a “Supplement”), such Subsidiary or Holding Company shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.  The execution and delivery of any such Supplement shall not require the consent of any other Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee Agreement.

Section 21.                                      Right of Setoff

If an Event of Default under Section 8(a) or (f) of the Credit Agreement shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by it to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Guarantee Agreement held by it, irrespective of whether or not it shall have made any demand under this Guarantee Agreement and although such obligations may be unmatured.  Each Secured Party agrees to notify each Guarantor and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff) that it may have.

Section 22.                                      Headings

Section headings used herein are for convenience of reference only, are not part of this Guarantee Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Guarantee Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee Agreement as of the day and year first above written.

INSIGHT MIDWEST, L.P.
By:	Insight Communications Company, L.P.,
its sole general partner

By:	Insight Communications Company, Inc.,
its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

COAXIAL COMMUNICATIONS OF CENTRAL OHIO, INC.

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT COMMUNICATIONS OF CENTRAL OHIO, LLC

By:	Insight Communications Company, L.P., its managing member

By:	Insight Communications Company, Inc.,
its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT PHONE OF OHIO, LLC

By:	Insight Communications of Central Ohio, LLC, its sole member

By:	Insight Communications Company, L.P., its manager

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT COMMUNICATIONS MIDWEST, LLC

By:	Insight Midwest Holdings, LLC, is sole member

By:	Insight Midwest, L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT PHONE OF ILLINOIS, LLC

By:	Insight Communications Midwest, LLC, its sole member

By:	Insight Midwest Holdings, LLC, its sole member

By:	Insight Midwest, L.P., its sole member

By:	Insight Communications Company, L.P., its sole member

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

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INSIGHT PHONE OF INDIANA, LLC

By:	Insight Communications Midwest, LLC, its sole member

By:	Insight Midwest Holdings, LLC, its sole member

By:	Insight Midwest, L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT COMMUNICATIONS OF KENTUCKY, L.P.

By:	Insight Midwest Holdings, LLC, its sole general partner

By:	Insight Midwest L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

3

INSIGHT KENTUCKY PARTNERS I, L.P.

By:	Insight Communications of Kentucky, L.P., its sole general partner

By:	Insight Midwest Holdings, LLC, its sole general partner

By:	Insight Midwest L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT KENTUCKY PARTNERS II, L.P.

By:	Insight Kentucky Partners I, L.P., its sole general partner

By:	Insight Communications of Kentucky, L.P. its sole general partner

By:	Insight Midwest Holdings, LLC, its sole general partner

By:	Insight Midwest L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

4

INSIGHT PHONE OF KENTUCKY, LLC

By:	Insight Kentucky Partners II, L.P., its sole member

By:	Insight Kentucky Partners I, L.P., its sole general partner

By:	Insight Communications of Kentucky, L.P., its sole general partner

By:	Insight Midwest Holdings, LLC, its sole general partner

By:	Insight Midwest L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

5

INSIGHT MIDWEST HOLDINGS, LLC
GUARANTEE AGREEMENT

THE BANK OF NEW YORK, as
Administrative Agent

By:	/s/ Stephen M. Nettler
	Name:	Stephen M. Nettler
	Title:	Managing Director

SCHEDULE 1 TO THE GUARANTEE AGREEMENT

GUARANTORS

Guarantors
Insight Midwest, L.P.
Coaxial Communications of Central Ohio, Inc.
Insight Communications of Central Ohio, LLC
Insight Phone of Ohio, LLC
Insight Communications Midwest, LLC
Insight Phone of Illinois, LLC
Insight Phone of Indiana, LLC
Insight Communications of Kentucky, L.P.
Insight Kentucky Partners I, L.P.
Insight Kentucky Partners II, L.P.
Insight Phone of Kentucky, LLC

Address Notices For All Guarantors
810 Seventh Avenue
New York, NY 10019
Attn:  John Abbot

ANNEX 1 TO THE GUARANTEE AGREEMENT

FORM OF SUPPLEMENT

SUPPLEMENT NO.     , dated as of                       , to the GUARANTEE AGREEMENT, dated as of October 6, 2006, among INSIGHT MIDWEST, L.P., a Delaware limited partnership (the “Parent”), INSIGHT MIDWEST HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), each of the subsidiaries of the Borrower listed on the Schedule I thereto and THE BANK OF NEW YORK, as administrative agent under the Credit Agreement referred to in the next paragraph (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”).

Reference is made to the Credit Agreement, dated as of October 6, 2006, among the Borrower, the Lenders party thereto, J.P. Morgan Securities Inc. and Bank of America, N.A., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., General Electric Capital Corporation, Wachovia Bank National, Association, and The Royal Bank of Scotland PLC, as Co-Documentation Agents, The Bank of New York, as Administrative Agent and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Runners (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not defined herein, and the term “subsidiary”, shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement.

A.            The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit.  Section 20 of the Guarantee Agreement provides that additional Subsidiaries or Holding Companies may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in substantially the form of this Supplement.  The undersigned Subsidiary or Holding Company (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become the Parent or a Subsidiary Guarantor, as applicable, under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

Section 1.               In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder,  (b) if the New Guarantor is a Subsidiary Guarantor, represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (except (i) to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) and (c) if the New Guarantor is a Holding Company that holds directly, beneficially and of record 100% of the issued and outstanding equity securities of the Borrower, represents and warrants that the representations and warranties made by the Parent thereunder are true and correct in all material respects as of the date hereof as if made by such Holding Company (except (i) to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) that any representation and warranty that is qualified as to “materiality” or “Material Adverse

Effect” shall be true and correct in all respects).  Each reference to a “Subsidiary Guarantor” or “Parent” in the ‘Guarantee Agreement shall be deemed to include the New Guarantor, if applicable.  The Guarantee Agreement is hereby incorporated herein by reference.

Section 2.               The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor’s rights generally and to general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing.

Section 3.               This Supplement may be executed in counterparts (and by each party hereto on a different counterpart), each of which shall constitute an original, but both of which, when taken together, shall constitute but one contract.  This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent.  Delivery of an executed counterpart of this Supplement by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be as effective as delivery of a manually executed counterpart of this Supplement.

Section 4.               Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

Section 5.               THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.               In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.               All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Guarantee Agreement.  All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

Section 8.               The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent to the extent provided in the Credit Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement No.      to the Guarantee Agreement as of the day and year first above written.

[NEW GUARANTOR)

By:
Name:
Title:

Address:

Attention:
Telephone No.:	( )
Facsimile No.:	( )

THE BANK OF NEW YORK, as
Administrative Agent

By:
Name:
Title:

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